LETTERHEAD OF THE CHASE MANHATTAN BANK


                                                             September 13, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

                  Re:  Chase Manhattan Credit Card Master Trust
                       Series 1991-1, Series 1992-1, Series 1995-1,
                       Series 1995-2, Series 1996-1, Series 1996-2,
                 Series 1996-3 and Series 1996-4

Ladies and Gentlemen:

         I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 13, 1996.

         Please confirm your receipt of such transmittal.


                                                              Very truly yours,



                                                              /s/Martin R. Joyce
                                                              Martin R. Joyce

Enclosures

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                         FORM 8-K CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 13, 1996
                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
                             (Issuer of Securities)

                       THE CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)

             (Exact name of registrant as specified in its charter)

  United States                 33-40006               22-2382028
  -------------                 --------               ----------
 (State or other               (Commission            (IRS Employer
 jurisdiction of               File Number)            Identification No.)
 incorporation)

    802 Delaware Avenue, Wilmington Delaware                19801
    ----------------------------------------               --------
   (Address of principal executive offices)               (Zip code)

    Registrant's telephone number, including area code: (302) 575-5050

Item 5. Other Events

         On August 15, 1996, interest in accordance with the Pooling and Servicing Agreement dated as of June 1, 1991, (the "Agreement"), among The Chase Manhattan Bank USA, N.A. and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), was distributed to holders ("Certificateholders") of the Certificates evidencing undivided interests in the Chase Manhattan Credit Card Master Trust, Series 1991-1, Series 1992-1, Series 1995-1, Series 1995-2, Series 1996-1, Series 1996-2, Series 1996-3 and Series 1996-4 in accordance with the Agreement.

         A copy of the monthly  Certificateholders'  statement is being filed as
Exhibit 20.1 to this Current Report on form 8-K.

         Item 7 (c). Exhibits

         Exhibit   Description

         20.1 Monthly Certificateholders' statement with respect to the August 15, 1996 distribution to Certificateholders

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CHASE MANHATTAN CREDIT CARD MASTER TRUST

                            By:  The Chase Manhattan Bank USA, N.A. as Servicer


                                 By:    /s/Patricia Garvey

                                 Name: Patricia Garvey
                                Title: Second Vice President


Dated:  September 13, 1996

                                INDEX TO EXHIBITS


         Exhibit                   Description
         -------                   -----------

           20.1          Monthly Certificateholders'
                         Statements with respect to the
                         August 15, 1996 distribution to
                         Certificateholders for Series 1991-1,
                         Series 1992-1, Series 1995-1,
                         Series 1995-2, Series 1996-1,
                         Series 1996-2, Series 1996-3
                         and Series 1996-4

                                                         Exhibit 20.1
                                                         ------------

                        THE CHASE MANHATTAN BANK USA, N.A.
            CHASE MANHATTAN CREDIT CARD MASTER TRUST SERIES 1991-1 MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD 61

          Monthly Period - Beginning Date                  07/01/1996
          Monthly Period - End Date                        07/31/1996
          Determination Date                               08/08/1996
          Remittance Date                                  08/15/1996

I.     Information Regarding Distributions to Certificateholders

       A. Total amount distributed to
          Certificateholders (per $1,000
          Initial Invested Amount)                                 $ 86.371528

       B. Total principal Amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                  $ 83.333334

       C. Total interest amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                   $ 3.038194

II.    Receivables Balances

       A. Aggregate Principal Receivables in
          Trust, end of period 60                              $ 9,835,534,448

       B. Aggregate Principal Receivables in
          Trust, end of period 61                              $ 9,998,442,523

       C. Investor Interest, end of period 60                    $ 416,666,662

       D. Investor Interest, end of period 61                    $ 333,333,328

       E. Investor Interest as a percentage
          of Trust Principal Receivables, period 60                    4.2803%

       F. Investor Interest as a percentage
          of Trust Principal Receivables, period 61                    3.3339%

III.   Collections During Due Period

       A. Aggregate amount of Collections
          processed                                            $ 1,249,872,874

       B. Monthly Pay Rate for:

          1.   Period - 56                       12.06%
          2.   Period - 57                       11.73%
          3.   Period - 58                       12.19%
          4.   Period - 59                       12.01%
          5.   Period - 60                       11.70%
          6.   Period - 61                       12.44%
          7.   6 mo. avg.                        12.02%

       C. Collections of Principal Receivables
          allocated to Certificateholders                        $ 114,824,319

       D. Amount by which Controlled Amortization
          Amount exceeds principal allocated
          to Investors                                                     $ 0

       E. Collections of Finance Charges
          allocated to Investor Certificate-
          holders                                                  $ 6,274,200

       F. Annualized gross portfolio yield for:

          1.   Period - 59                       17.08%
          2.   Period - 60                       17.37%
          3.   Period - 61                       18.07%
          4.   3 mo. avg.                        17.51%

IV.    Delinquent Balances
                                              Aggregate            Percent of
                                              Account              Aggregate
                                              Balances             Receivables

       A. Less than 30 days delinquent       $ 548,680,854            5.38%
       B. 30 - 59 days delinquent            $ 166,521,890            1.63%
       C. 60 - 89 days delinquent            $ 114,887,091            1.13%
       D. 90 or more days delinquent         $ 191,636,196            1.88%
       E. Total                            $ 1,021,726,031           10.02%

V.     Default Summary

       A. Aggregate Investor Default Amount                        $ 1,784,162

       B. Investor default Percentage for:

         1. Period - 59                        4.62%
         2. Period - 60                        5.25%
         3. Period - 61                        5.14%
         4. 3 mo. avg.                         5.00%

       C. Investor Charge Offs
         1. Aggregate dollar amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       D. Reimbursed Investor Charge Offs
         1. Aggregate dollar Amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       E. Base Rate                                                     10.90%
       F. Net Portfolio Yield Minus Base Rate for:

         1. Period - 59                        1.56%
         2. Period - 60                        1.22%
         3. Period - 61                        2.03%
         4. 3 mo. avg.                         1.60%

VI.    Monthly Investor Servicing Fee                                $ 746,528

VII.   Draw from Cash Collateral Account                                   $ 0

VIII.  Required Cash Collateral Amount                            $ 36,666,666

IX.    Available Cash Collateral Amount                           $ 36,666,666

X.     Deficit Controlled Amortization
       Amount                                                              $ 0

XI.    Pool Factor                                              0.333333328000


                                        The Chase Manhattan Bank USA, N.A.
                                        Servicer


                                        By:    /s/ Patricia Garvey

                                        Name: Patricia Garvey
                                        Title: Second Vice President

                        THE CHASE MANHATTAN BANK USA, N.A.
            CHASE MANHATTAN CREDIT CARD MASTER TRUST SERIES 1992-1 MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD 53

          Monthly Period - Beginning Date                  07/01/1996
          Monthly Period - End Date                        07/31/1996
          Determination Date                               08/08/1996
          Remittance Date                                  08/15/1996

I.     Information Regarding Distributions to Certificateholders

       A. Total amount distributed to
          Certificateholders (per $1,000
          Initial Invested Amount)                                  $ 6.166667

       B. Total principal Amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                   $ 0.000000

       C. Total interest amount
          distributed to Certificateholders
          (per $1,000 Initial Invested
          amount)                                                   $ 6.166667

II.    Receivables Balances

       A. Aggregate Principal Receivables in
          Trust, end of period 52                              $ 9,835,534,448

       B. Aggregate Principal Receivables in
          Trust, end of period 53                              $ 9,998,442,523

       C. Investor Interest, end of period 52                    $ 750,000,000

       D. Investor Interest, end of period 53                    $ 750,000,000

       E. Investor Interest as a percentage
          of Trust Principal Receivables, period 52                    7.7045%

       F. Investor Interest as a percentage
          of Trust Principal Receivables, period 53                    7.5012%

III.   Collections During Due Period

       A. Aggregate amount of Collections
          processed during the Billing Cycles which
          ended during the Monthly Period                      $ 1,249,872,874

       B. Monthly Pay Rate for:

          1.   Period - 48                       12.06%
          2.   Period - 49                       11.73%
          3.   Period - 50                       12.19%
          4.   Period - 51                       12.01%
          5.   Period - 52                       11.70%
          6.   Period - 53                       12.44%
          7.   6 mo. avg.                        12.02%

       C. Collections of Principal Receivables
          during the Billing Cycles which
          ended during the Monthly period                         $ 84,782,927

       D. Amount by which Controlled Amortization
          Amount exceeds principal allocated
          to Investors                                                     $ 0

       E. Collections of Finance Charges
          during the Billing Cycles which ended
          during the Monthly Period                               $ 11,293,560

       F. Annualized gross portfolio yield for:

          1.   Period - 51                       17.08%
          2.   Period - 52                       17.37%
          3.   Period - 53                       18.07%
          4.   3 mo. avg.                        17.51%

IV.    Delinquent Balances

                                             Aggregate             Percent of
                                             Account               Aggregate
                                             Balances              Receivables

       A. Less than 30 days delinquent       $ 548,680,854              5.38%
       B. 30 - 59 days delinquent            $ 166,521,890              1.63%
       C. 60 - 89 days delinquent            $ 114,887,091              1.13%
       D. 90 or more days delinquent         $ 191,636,196              1.88%
       E. Total                            $ 1,021,726,031             10.02%

V.     Default Summary

       A. Aggregate Investor Default Amount                        $ 3,211,491

       B. Investor default Percentage for:

         1. Period - 51                        4.62%
         2. Period - 52                        5.25%
         3. Period - 53                        5.14%
         4. 3 mo. avg.                         5.00%

       C. Investor Charge Offs
         1. Aggregate dollar amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       D. Reimbursed Investor Charge Offs
         1. Aggregate dollar Amount                                        $ 0
         2. Per $1000 of Initial Investor Certificate                      $ 0

       E. Base Rate                                                      9.65%
       F. Net Portfolio Yield Minus Base Rate for:

         1. Period - 51                        2.81%
         2. Period - 52                        2.47%
         3. Period - 53                        3.28%
         4. 3 mo. avg.                         2.85%

VI.    Monthly Investor Servicing Fee                              $ 1,343,750

VII.   Withdrawal from Cash Collateral Account
       under Section 4.06                                                  $ 0

VIII.  Required Cash Collateral Amount                            $ 82,500,000

IX.    Available Cash Collateral Amount                           $ 82,500,000

X.     Deficit Controlled Amortization
       Amount                                                              $ 0

XI.    Pool Factor                                              1.000000000000


                                        The Chase Manhattan Bank USA, N.A.
                                        Servicer


                                        By: /s/ Patricia Garvey

                                        Name: Patricia Garvey
                                        Title: Second Vice President

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1995-1

                   For the August 15, 1996 Distribution Date

                        For Monthly Period  17


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-1 Supplement dated as of March 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-1 Certificateholders and the performance of the Chase  Manhattan  Credit Card Master Trust (the "Trust")
and the Series 1995-1 Class A Certificates and Series 1995-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the August 15, 1996 Distribution Date and with respect to the performance of the Trust during the month July 1996 (the " 17 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-1
        Certificateholders on August 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          4.844689
        (2)    Class B Certificateholders..............          4.978161

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          0.000000
        (2)    Class B Certificateholders..............          0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................          4.844689
        (2)    Class B Certificates....................          4.978161

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
            Period and allocated to the Series 1995-1 Certificates
            was equal to............................     $ 128,101,983.39

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................           12.44%

                For  16 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to........................           11.70%

                For the  15 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...............           12.01%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1995-1 Certificates .........     $ 113,043,903.16

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1995-1 Certificates............      $ 15,058,080.23

    B)    Deficit Controlled Amortization Amount..           ........   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-1, and by the
            Investor Interest of all other outstanding Series)
            ........................................   $ 9,998,442,523.25

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............   $ 1,000,000,000.00
            (b)    Class A Investor Interest.......     $ 855,000,000.00
            (c)    Class B Investor Interest.......      $ 50,000,000.00
            (d)    Collateral Interest.............      $ 95,000,000.00

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................         10.0016%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 8.5513%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 0.5001%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 0.9501%

        (7)    The Class A Floating Percentage..........        85.5000%

        (8)    The Class B Floating Percentage..........         5.0000%

        (9)    The Class B Principal Percentage.........         5.0000%

       (10)    The Collateral Floating Percentage.......         9.5000%

       (11)    The Collateral Principal Percentage......         9.5000%

       (12)    The Floating Allocation Percentage.......        10.1672%

       (13)    The Principal Allocation Percentage......        10.1672%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................          18.07%

                For the  16 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to.....          17.37%

                For the  15 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to.....          17.08%

                The three month average Portfolio Yield was
                equal to.........................          17.51%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................           7.82%

                For the  16 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.........................           7.82%

                For the  15 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.........................           7.75%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle ending in the preceding Monthly Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 548,680,854.45              5.38%
             (2) 30 - 59 Days      $ 166,521,890.10              1.63%
             (3) 60 - 89 Days      $ 114,887,090.71              1.13%
             (4) 90 or More Days   $ 191,636,195.55              1.88%
                 Total           $ 1,021,726,030.81             10.02%

    F)    Investor Default Amount

        (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-1 Aggregate Investor Default Amount") $ 4,281,988.13

        (2) The portion of the series 1995-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 3,661,099.85

        (3) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 214,099.41

        (4) The portion of the Series 1995-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 406,788.87

        (5)    The annualized investor default percentage (Series
            1995-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................            5.14%

                For the 17 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 5.25%

                For the 15 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 4.62%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-1 Certificates.....................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-1
        Certificates...................................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections   of   Principal   Receivables   allocable  to  Class  B
            Certificates paid with respect to Class A Certificates to make up deficiencies in Class A Required Amount for any Monthly Period. $ 0

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 1,791,666.67

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 1,531,875.00

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................          $ 89,583.33

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 170,208.34

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................      $ 95,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................      $ 95,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor.           1.00



                            THE CHASE MANHATTAN BANK USA, N.A.
                            Servicer


                            By: /s/ Patricia Garvey

                            Name:  Patricia Garvey
                            Title: Second Vice President

             FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1995-2

                   For the August 15, 1996 Distribution Date

                       For  Monthly Period  14


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1995-2 Supplement dated as of June 1, 1995 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1995-2 Certificateholders and the performance of the Chase  Manhattan  Credit Card Master Trust (the "Trust")
and the Series 1995-2 Class A Certificates and Series 1995-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the August 15, 1996 Distribution Date and with respect to the performance of the Trust during the month July 1, 1996 (the " 14 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1995-2
        Certificateholders on August 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          4.844689
        (2)    Class B Certificateholders..............          4.948022

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          0.000000
        (2)    Class B Certificateholders..............          0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1995-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................          4.844689
        (2)    Class B Certificates....................          4.948022


II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
            Period and allocated to the Series 1995-2 Certificates
            was equal to............................     $ 192,152,975.09

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................           12.44%

                For  13 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to........................           11.70%

                For the  12 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...............           12.01%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1995-2 Certificates .........     $ 169,565,854.75

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the Series 1995-2 Certificates... $ 22,587,120.34

    B)    Deficit Controlled Amortization Amount..........   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1995-2, and by the
            Investor Interest of all other outstanding Series)
            ........................................   $ 9,998,442,523.25

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............   $ 1,500,000,000.00
            (b)    Class A Investor Interest.......   $ 1,282,500,000.00
            (c)    Class B Investor Interest.......      $ 82,500,000.00
            (d)    Collateral Interest.............     $ 135,000,000.00

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................         15.0023%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 12.8270%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 0.8251%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 1.3502%

        (7)    The Class A Floating Percentage..........        85.5000%

        (8)    The Class B Floating Percentage..........         5.5000%

        (9)    The Class B Principal Percentage.........         5.5000%

       (10)    The Collateral Floating Percentage.......         9.0000%

       (11)    The Collateral Principal Percentage......         9.0000%

       (12)    The Floating Allocation Percentage.......        15.2508%

       (13)    The Principal Allocation Percentage......        15.2508%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................          18.07%

                For the  13 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to.....          17.37%

                For the  12 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to.....          17.08%

                The three month average Portfolio Yield was
                equal to.........................          17.51%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................           7.80%

                For the  13 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.........................           7.80%

                For the  12 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.........................           7.74%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle ending in the preceding Monthly Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 548,680,854.45              5.38%
             (2) 30 - 59 Days      $ 166,521,890.10              1.63%
             (3) 60 - 89 Days      $ 114,887,090.71              1.13%
             (4) 90 or More Days   $ 191,636,195.55              1.88%
                 Total           $ 1,021,726,030.81             10.02%

    F)    Investor Default Amount

        (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1995-2 Aggregate Investor Default Amount") $ 6,422,982.19

        (2) The portion of the series 1995-2 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 5,491,649.77

        (3) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 353,264.02


        (4) The portion of the Series 1995-2 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 578,068.40

        (5)    The annualized investor default percentage (Series
            1995-2 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................            5.14%

                For the 14 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 5.25%

                For the 12 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 4.62%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

       (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1995-2 Certificates.....................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1995-2
        Certificates...................................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections   of   Principal   Receivables   allocable  to  Class  B
            Certificates paid with respect to Class A Certificates to make up deficiencies in Class A Required Amount for any Monthly Period. $ 0

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 2,687,500.00

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................         $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 241,875.00

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor.           1.00


                            THE CHASE MANHATTAN BANK USA, N.A.
                            Servicer


                            By: /s/ Patricia Garvey

                            Name:  Patricia Garvey
                            Title: Second Vice President

            FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-1

                   For the August 15, 1996 Distribution Date

                       For  Monthly Period   6



    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-1 Supplement dated as of February 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-1 Certificateholders and the performance of the Chase  Manhattan  Credit Card Master Trust (the "Trust")
and the Series 1996-1 Class A Certificates and Series 1996-1 Class B Certificates during the previous month. The information which is required to be prepared with respect to the August 15, 1996 Distribution Date and with respect to the performance of the Trust during the month July 1, 1996 (the "6 Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Investor Certificate (a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-1
        Certificateholders on August 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          4.827466
        (2)    Class B Certificateholders..............          4.939411

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          0.000000
        (2)    Class B Certificateholders..............          0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-1 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................          4.827466
        (2)    Class B Certificates....................          4.939411

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1) The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
            Period and allocated to the Series 1996-1 Certificates
            was equal to............................     $ 192,152,975.09

        (2)    The Payment Rate with respect to the preceding Monthly Period
            was equal to............................           12.44%

                For   5 Monthly Period (the 2nd
                preceding Monthly Period), the monthly payment rate was
                equal to........................           11.70%

                For the   4 Monthly Period (the 3rd
                preceding Monthly Period), the monthly payment
                rate was equal to...............           12.01%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
            the Series 1996-1 Certificates .........     $ 169,565,854.75

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in
            respect of the Series 1996-1 Certificates. .      $ 22,587,120.34

    B)    Deficit Controlled Amortization Amount..........   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
            Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-1, and by the
            Investor Interest of all other outstanding Series)
            ........................................   $ 9,998,442,523.25

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...............   $ 1,500,000,000.00
            (b)    Class A Investor Interest.......   $ 1,282,500,000.00
            (c)    Class B Investor Interest.......      $ 82,500,000.00
            (d)    Collateral Interest.............     $ 135,000,000.00

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
            Principal Receivables set forth in paragraph
            C(1) above..............................           15.00%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 12.83%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 0.83%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1) above 1.35%

        (7)    The Class A Floating Percentage..........          85.50%

        (8)    The Class B Floating Percentage..........           5.50%

        (9)    The Class B Principal Percentage.........           5.50%

       (10)    The Collateral Floating Percentage.......           9.00%

       (11)    The Collateral Principal Percentage......           9.00%

       (12)    The Floating Allocation Percentage.......          15.25%

       (13)    The Principal Allocation Percentage......          15.25%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
            was equal to.............................          18.07%

                For the   5 Monthly Period (the 2nd
                preceding Monthly Period), the annualized
                portfolio yield was equal to.....          17.37%

                For the 4 Monthly Period (the
                3rd preceding Monthly Period), the annualized
                portfolio yield was equal to.....          17.08%

                The three month average Portfolio Yield was
                equal to.........................          17.51%

        (2)    Base Rate for the preceding Monthly Period was equal to
            .........................................           7.79%

                For the 5 Monthly Period (the
                2nd preceding Monthly Period), the Base Rate was
                equal to.........................           7.79%

                For the 4 Monthly Period (the 3rd
                preceding Monthly Period), the Base Rate was
                equal to.........................          7.723%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle ending in the preceding Monthly Period:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables
                                    --------              ---------------

             (1) Upto 29 Days      $ 548,680,854.45              5.38%
             (2) 30 - 59 Days      $ 166,521,890.10              1.63%
             (3) 60 - 89 Days      $ 114,887,090.71              1.13%
             (4) 90 or More Days   $ 191,636,195.55              1.88%
                 Total           $ 1,021,726,030.81             10.02%

    F)    Investor Default Amount

        (1) The aggregate amount of all defaulted Principal Receivables written off as uncollectible with respect to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series 1996-1 Aggregate Investor Default Amount") $ 6,422,982.19

        (2) The portion of the series 1996-1 Aggregate Investor Default Amount allocable to the Class A Investor
            Interest (the "Class A Investor Default Amount")
            .......................................       $ 5,491,649.77

        (3) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Class B Investor
            Interest (the "Class B Investor Default Amount")
            .......................................         $ 353,264.02

        (4) The portion of the Series 1996-1 Aggregate Investor Default Amount allocable to the Collateral Investor
            Interest (the "Collateral Investor Default Amount")
            .......................................         $ 578,068.40

        (5)    The annualized investor default percentage (Series
            1996-1 Aggregate Investor Default Amount/Investor
            Interest) x 12 for the preceding Monthly Period was
            equal to ..............................            5.14%

                For the 6 Monthly Period (the 2nd preceding Monthly Period), the annualized investor default percentage was equal to 5.25%

                For the 4 Monthly Period (the 3rd preceding Monthly Period), the annualized investor default percentage was equal to 4.62%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
            for the preceding Monthly Period.......               $ 0.00

        (2)    The aggregate Class A Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (3) The aggregate amount of Class A Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
            Class A Certificate principal amount...   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
            for such Monthly Period................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
            such Distribution Date.................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(6) above, per $1,000 original
            Class B Certificate principal amount...   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
            .......................................               $ 0.00

        (10)    The aggregate Investor Charge Off per $1000 Original
            Certificate Principal Amount ..........               $ 0.00

        (11)    The aggregate amount of reimbursed Investor Charge-Offs
            .......................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(9) above, per $1,000 original
            Investor principal amount..............   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-1 Certificates.....................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period allocated to the Series 1996-1
        Certificates...................................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections   of   Principal   Receivables   allocable  to  Class  B
            Certificates paid with respect to Class A Certificates to make up deficiencies in Class A Required Amount for any Monthly Period. $ 0

        (2)    Collections of Principal Receivables allocable to
            Collateral Interest paid with respect to Class B
            Certificates to make up deficiencies in Class B
            Required Amount........................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing
            Fee payable by the Trust to the Servicer for the preceding
            Monthly Period.........................       $ 2,687,500.00

        (2) The amount of the Class A Monthly Servicing Fee payable by the Trust for the preceding Monthly Period
            .......................................       $ 2,297,812.50

        (3) The amount of the Class B Monthly Servicing Fee payable by the Trust to the Servicer for the preceding Monthly
            Period.................................         $ 147,812.50

        (4)    The amount of the Collateral Monthly Servicing Fee
            payable by the Trust to the Servicer for the preceding
            Monthly Period.........................         $ 241,875.00

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

    M)    Required Collateral Interest

        (1)    The Required Collateral interest as of the Transfer
            Date for the preceding Monthly Period was equal to
            .......................................     $ 135,000,000.00

III.    THE POOL FACTOR

    A) The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the Investor Interest which will occur on the Distribution Date)
        to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
        Certificateholder's Certificate by the Pool Factor            1.00



                          THE CHASE MANHATTAN BANK USA, N.A.
                          Servicer


                         By: /s/ Patricia Garvey

                         Name:  Patricia Garvey
                         Title: Second Vice President

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                       THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-2

                   For the August 15, 1996 Distribution Date

                          For  Monthly Period   3


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-2 Supplement dated as of May 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-2 Certificateholders and the performance of the Chase  Manhattan  Credit Card Master Trust (the "Trust")
and the Series 1996-2 Class A Certificates and Series 1996-2 Class B Certificates during the previous month. The information which is required to be prepared with respect to the August 15, 1996 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month July 1, 1996 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-2
          Certificateholders on August 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............         15.190000
        (2)    Class B Certificateholders..............         15.407778

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          0.000000
        (2)    Class B Certificateholders..............          0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-2 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................         15.190000
        (2)    Class B Certificates....................         15.407778

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
               Period and allocated to the Series 1996-2 Certificates
               was equal to............................      $ 38,008,280.79

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................           12.44%

               For   2 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................           11.70%

               For the   1 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................           12.01%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
               the Series 1996-2 Certificates .........      $ 33,540,498.74

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the Series 1996-2 Certificates.. $ 4,467,782.05

    B)    Deficit Controlled Amortization Amount.................   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-2, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 9,998,442,523.25

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................     $ 296,703,296.70
            (b)    Class A Investor Interest...........     $ 253,681,000.00
            (c)    Class B Investor Interest...........      $ 16,318,000.00
            (d)    Collateral Interest.................      $ 26,704,296.70

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................            2.97%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ....................................          2.54%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ...................................           0.16%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................            0.27%

        (7)    The Class A Floating Percentage..........          85.50%

        (8)    The Class B Floating Percentage..........           5.50%

        (9)    The Class B Principal Percentage.........           5.50%

        (10)    The Collateral Floating Percentage......           9.00%

        (11)    The Collateral Principal Percentage.....           9.00%

        (12)    The Floating Allocation Percentage......           3.02%

        (13)    The Principal Allocation Percentage.....           3.02%

    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to...............................          18.07%

               For the   2 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to...............          17.37%

               For the   1 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to...............          17.08%

               The three month average Portfolio Yield was
               equal to...................................          17.51%

        (2)    Base Rate for the preceding Monthly Period was equal to
               ...........................................           7.76%

               For the   2 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to...................................           7.76%

               For the   1 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to...................................           7.76%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle which ended during the current Monthly
         Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables

             (1) Upto 29 Days      $ 548,680,854.45              5.38%
             (2) 30 - 59 Days      $ 166,521,890.10              1.63%
             (3) 60 - 89 Days      $ 114,887,090.71              1.13%
             (4) 90 or More Days   $ 191,636,195.55              1.88%
                 Total           $ 1,021,726,030.81             10.02%

    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-2 Aggregate Investor Default Amount")
               ...........................................      $ 1,270,479.99

        (2)    The portion of the series 1996-2 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 1,086,259.03

        (3)    The portion of the Series 1996-2 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................          $ 69,873.48

        (4)    The portion of the Series 1996-2 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 114,347.48

        (5)    The annualized investor default percentage ((Series
               1996-2 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................            5.14%

               For the   3 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........           5.25%

               For the   1 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........           4.62%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................    $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............    $ 0.00

        (7) The aggregate amount of Class B Investor Charge-Offs reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................   $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................    $ 0.00

       (10)   The aggregate Investor Charge Off per $1000 Original
              Certificate Principal Amount .............     $ 0.00

       (11)   The aggregate amount of reimbursed Investor Charge-Offs
               .........................................     $ 0.00

       (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(11) above, per $1,000 original
              Investor principal amount..................   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-2 Certificates........................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-2 Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....   $ 0

        (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
               Required Amount............................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 531,593.41

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 454,511.79

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 29,236.42

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................          $ 47,845.20

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 26,704,296.70

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 26,704,296.70

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest).  The amount of a
          Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor...           1.00



                    THE CHASE MANHATTAN BANK USA, N.A.
                      Servicer


                    By: /s/ Patricia Garvey

                    Name:  Patricia Garvey
                    Title: Second Vice President

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                       THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-3

                   For the August 15, 1996 Distribution Date

                          For  Monthly Period   2


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-3 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-3 Certificateholders and the performance of the Chase  Manhattan  Credit Card Master Trust (the "Trust")
and the Series 1996-3 Class A Certificates and Series 1996-3 Class B Certificates during the previous month. The information which is required to be prepared with respect to the August 15, 1996 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month July 1, 1996 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-3
          Certificateholders on August 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          5.866667
        (2)    Class B Certificateholders..............          6.008333

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          0.000000
        (2)    Class B Certificateholders..............          0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-3 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................          5.866667
        (2)    Class B Certificates....................          6.008333

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
               Period and allocated to the Series 1996-3 Certificates
               was equal to............................     $ 137,007,605.87

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................           12.44%

               For   1 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................           11.70%

               For the   0 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................            0.00%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
               the Series 1996-3 Certificates .........     $ 120,902,691.13

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the Series 1996-3 Certificates. $ 16,104,914.74

    B)    Deficit Controlled Amortization Amount.................   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-3, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 9,998,442,523.25

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $ 1,069,519,786.10
            (b)    Class A Investor Interest...........     $ 957,220,000.00
            (c)    Class B Investor Interest...........      $ 42,780,000.00
            (d)    Collateral Interest.................      $ 69,519,786.10

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................           10.70%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ....................................          9.57%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ...................................           0.43%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................            0.70%

        (7)    The Class A Floating Percentage..........          89.50%

        (8)    The Class B Floating Percentage............         4.00%

        (9)    The Class B Principal Percentage...........         4.00%

       (10)    The Collateral Floating Percentage........          6.50%

       (11)    The Collateral Principal Percentage.......          6.50%

       (12)    The Floating Allocation Percentage........         10.87%

       (13)    The Principal Allocation Percentage.......         10.87%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to...............................       18.07%

               For the   1 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to...............       17.37%

               For the   0 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to...............           0.00%

               The three month average Portfolio Yield was
               equal to...................................          17.72%

        (2)    Base Rate for the preceding Monthly Period was equal to
               ...........................................           9.13%

               For the   1 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to...................................           9.13%

               For the   0 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to...................................           0.00%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle which ended during the current Monthly
         Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables
                                    ---------             ---------------

             (1) Upto 29 Days      $ 548,680,854.45              5.38%
             (2) 30 - 59 Days      $ 166,521,890.10              1.63%
             (3) 60 - 89 Days      $ 114,887,090.71              1.13%
             (4) 90 or More Days   $ 191,636,195.55              1.88%
                 Total           $ 1,021,726,030.81             10.02%


    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-3 Aggregate Investor Default Amount")
               ...........................................      $ 4,579,671.03

        (2)    The portion of the series 1996-3 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 4,098,804.68

        (3)    The portion of the Series 1996-3 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 183,183.45

        (4)    The portion of the Series 1996-3 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 297,682.90

        (5)    The annualized investor default percentage ((Series
               1996-3 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................            5.14%

               For the   2 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........           5.25%

               For the   0 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........           0.00%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................    $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............    $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................    $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-3 Certificates........................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-3 Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....   $ 0

        (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
               Required Amount............................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,715,019.17

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 124,556.28

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor..           1.00



                    THE CHASE MANHATTAN BANK USA, N.A.
                      Servicer


                    By: /s/ Patricia Garvey

                    Name:  Patricia Garvey
                    Title: Second Vice President

              FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                       THE CHASE MANHATTAN BANK USA, N.A.

             Chase Manhattan Credit Card Master Trust Series 1996-4

                   For the August 15, 1996 Distribution Date

                          For  Monthly Period   2


    Under Section 5.02 of the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1996-4 Supplement dated as of June 1, 1996 (together, the "Agreement") by and between The Chase Manhattan Bank USA, N.A. ("Chase") and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), Chase, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1996-4 Certificateholders and the performance of the Chase  Manhattan  Credit Card Master Trust (the "Trust")
and the Series 1996-4 Class A Certificates and Series 1996-4 Class B Certificates during the previous month. The information which is required to be prepared with respect to the August 15, 1996 Distribution Date (the "Distribution Date") and with respect to the performance of the Trust during the month July 1, 1996 (the "Preceding Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-4 Investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement.

I. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION TO THE CLASS A AND CLASS B CERTIFICATEHOLDERS (STATED ON THE BASIS OF $1,000 ORIGINAL CERTIFICATE PRINCIPAL AMOUNT)

    A)    The total amount of the distribution to Series 1996-4
          Certificateholders on August 15, 1996, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          5.608333
        (2)    Class B Certificateholders..............          5.741667

    B) The amount of the distribution set forth in paragraph 1 above in respect of principal of the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificateholders..............          0.000000
        (2)    Class B Certificateholders..............          0.000000

    C) The amount of the distribution set forth in paragraph 1 above in respect of interest on the 1996-4 Certificates, per $1,000 original certificate principal amount

        (1)    Class A Certificates....................          5.608333
        (2)    Class B Certificates....................          5.741667

II.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

    A)    Collections

        (1)    The aggregate amount of Collections processed with respect to Billing Cycles ending during the preceding Monthly
               Period and allocated to the Series 1996-4 Certificates
               was equal to............................     $ 137,007,605.87

        (2)    The Payment Rate with respect to the preceding Monthly Period
               was equal to............................           12.44%

               For   1 Monthly Period (the 2nd
               preceding Monthly Period), the monthly payment rate was
               equal to................................           11.70%

               For the   0 Monthly Period (the 3rd
               preceding Monthly Period), the monthly payment
               rate was equal to.......................            0.00%

        (3) The aggregate amount of Collections of Principal Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of
               the Series 1996-4 Certificates .........     $ 120,902,691.13

        (4) The aggregate amount of Collections of Finance Charge Receivables processed with respect to Billing Cycles ending during the preceding Monthly Period which were allocated in respect of the Series 1996-4 Certificates. $ 16,104,914.74

    B)    Deficit Controlled Amortization Amount.................   $ 0

    C)    Principal Receivables in the Trust and Allocation Percentages

        (1)    The aggregate amount of Principal Receivables in the
               Trust as of the end of each Billing Cycle ending in the preceding Monthly Period (which reflects the Principal Receivables represented by the Seller Interest, by the Investor Interest of Series 1996-4, and by the Investor Interest of all other outstanding Series)
               ........................................   $ 9,998,442,523.25

        (2) The Investor Interest as of the last day of the preceding Monthly Period

            (a)    Investor Interest...................   $ 1,069,519,786.10
            (b)    Class A Investor Interest...........     $ 957,220,000.00
            (c)    Class B Investor Interest...........      $ 42,780,000.00
            (d)    Collateral Interest.................      $ 69,519,786.10

        (3) The Investor Interest set forth in paragraph C(2)(a) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph
               C(1) above..............................           10.70%

        (4) The Class A Investor Interest set forth in paragraph C(2)(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ....................................          9.57%

        (5) The Class B Investor Interest set forth in paragraph C(2)(c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph C(1)
               above ...................................           0.43%

        (6) The Collateral Interest set forth in paragraph C(2)(d) above as a percentage of the aggregate amount of
               Principal Receivables set forth in paragraph C(1)
               above ..................................            0.70%

        (7)    The Class A Floating Percentage..........          89.50%

        (8)    The Class B Floating Percentage............         4.00%

        (9)    The Class B Principal Percentage...........         4.00%

       (10)    The Collateral Floating Percentage........          6.50%

       (11)    The Collateral Principal Percentage.......          6.50%

       (12)    The Floating Allocation Percentage........         10.87%

       (13)    The Principal Allocation Percentage.......         10.87%


    D)    Portfolio Yield and Base Rate

        (1)    The annualized Portfolio Yield for the preceding Monthly Period
               was equal to...............................          18.07%

               For the   1 Monthly Period (the 2nd
               preceding Monthly Period), the annualized
               portfolio yield was equal to...............          17.37%

               For the   0 Monthly Period (the
               3rd preceding Monthly Period), the annualized
               portfolio yield was equal to...............           0.00%

               The three month average Portfolio Yield was
               equal to...................................          17.72%

        (2)    Base Rate for the preceding Monthly Period was equal to
               ...........................................           8.83%

               For the   1 Monthly Period (the
               2nd preceding Monthly Period), the Base Rate was
               equal to...................................           8.83%

               For the   0 Monthly Period (the 3rd
               preceding Monthly Period), the Base Rate was
               equal to...................................           0.00%

    E)    Delinquent Balances

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the last day of the related Billing Cycle which ended during the current Monthly Period by:

                                    Aggregate             As a Percentage
                                    Account               of Aggregate
                                    Balance               Receivables
                                    ---------             ---------------

             (1) Upto 29 Days      $ 548,680,854.45              5.38%
             (2) 30 - 59 Days      $ 166,521,890.10              1.63%
             (3) 60 - 89 Days      $ 114,887,090.71              1.13%
             (4) 90 or More Days   $ 191,636,195.55              1.88%
                 Total           $ 1,021,726,030.81             10.02%

    F)    Investor Default Amount

        (1)    The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible with respect
               to Billing Cycles ending during preceding Monthly Period allocable to the Investor Interest less Recoveries allocable to the Investor Interest (the "Series
               1996-4 Aggregate Investor Default Amount")
               ...........................................      $ 4,579,671.03

        (2)    The portion of the series 1996-4 Aggregate Investor
               Default Amount allocable to the Class A Investor
               Interest (the "Class A Investor Default Amount")
               ..........................................       $ 4,098,804.68

        (3)    The portion of the Series 1996-4 Aggregate Investor
               Default Amount allocable to the Class B Investor
               Interest (the "Class B Investor Default Amount")
               ..........................................         $ 183,183.45

        (4)    The portion of the Series 1996-4 Aggregate Investor
               Default Amount allocable to the Collateral Investor
               Interest (the "Collateral Investor Default Amount")
               ..........................................         $ 297,682.90

        (5)    The annualized investor default percentage ((Series
               1996-4 Aggregate Investor Default Amount/Investor
               Interest) x 12) for the preceding Monthly Period was
               equal to .................................            5.14%

               For the   2 Monthly Period (the 2nd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........           5.25%

               For the   0 Monthly Period (the 3rd
               preceding Monthly Period), the annualized investor
               default percentage was equal to ...........           0.00%

    G)    Investor Charge Offs

        (1)    The aggregate amount of Class A Investor Charge-Offs
               for the preceding Monthly Period..........               $ 0.00

        (2)    The aggregate Class A Charge-Offs per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (3)    The aggregate amount of Class A Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (4) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(2) above, per $1,000 original
               Class A Certificate principal amount.......   $ 0.00

        (5)    The aggregate amount of Class B Investor Charge-Offs
               for such Monthly Period...................               $ 0.00

        (6)    The aggregate Class B Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (7)    The aggregate amount of Class B Investor Charge-Offs
               reimbursed on the Transfer Date immediately preceding
               such Distribution Date....................               $ 0.00

        (8) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(7) above, per $1,000 original
               Class B Certificate principal amount.......   $ 0.00

        (9)    The aggregate amount of Investor Charge-Offs
               ..........................................               $ 0.00

        (10)   The aggregate Investor Charge Off per $1000 Original
               Certificate Principal Amount .............               $ 0.00

        (11)   The aggregate amount of reimbursed Investor Charge-Offs
                .........................................               $ 0.00

        (12) The amount of the reimbursed Investor Charge-Offs set forth in paragraph G(11) above, per $1,000 original
               Investor principal amount..................   $ 0.00

    H)    Shared Excess Finance Charge Collection

        The aggregate amount of shared Excess Finance Charge Collections during the preceding Monthly Period which were allocated to the
        Series 1996-4 Certificates........................   $ 0

    I)    Shared Principal Collections

        The aggregate amount of Shared Principal Collections during the preceding Monthly Period which were allocated to the Series
        1996-4 Certificates...............................   $ 0

    J)    Reallocated Principal Collections

        (1) Collections of Principal Receivables allocable to Class B Certificates paid with respect to Class A
               Certificates to make up deficiencies in Class A
               Required Amount for any Monthly Period.....   $ 0

        (2) Collections of Principal Receivables allocable to Collateral Interest paid with respect to Class B Certificates to make up deficiencies in Class B
               Required Amount............................   $ 0

    K)    Monthly Investor Servicing Fee

        (1)    The amount of the Monthly Investor Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,916,222.95

        (2)    The amount of the Class A Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................       $ 1,715,019.17

        (3)    The amount of the Class B Monthly Servicing Fee payable
               by the Trust to the Servicer for the preceding Monthly
               Period....................................          $ 76,647.50

        (4)    The amount of the Collateral Monthly Servicing Fee
               payable by the Trust to the Servicer for the preceding
               Monthly Period............................         $ 124,556.28

    L)    Collateral Interest

        (1) The Available Collateral Interest, as of the close of Transfer Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

    M)    Required Collateral Interest

        (1)    The Required Collateral Interest as of the Transfer
               Date for the preceding Monthly Period was equal to
               ..........................................      $ 69,519,786.10

III.    THE POOL FACTOR

    A)    The Pool Factor for the Record Date for the distribution to be made on the Distribution date (which represents the ratio of the amount of the Investor Interest as of such Record Date (determined after taking into account any reduction in the
          Investor Interest which will occur on the Distribution Date)
          to the Initial Investor Interest). The amount of a Certificateholder's pro rata share of the Investor Interest can be determined by multiplying the original denomination of the
          Certificateholder's Certificate by the Pool Factor..           1.00


                    THE CHASE MANHATTAN BANK USA, N.A.
                      Servicer


                    By: /s/ Patricia Garvey

                    Name:  Patricia Garvey
                    Title: Second Vice President